UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2011

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 27, 2011, Pacific Biosciences of California, Inc. announced its financial results for the quarter ended March 31, 2011. A copy of the press release containing the announcement is included as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.	REGULATION FD DISCLOSURE

On April 27, 2011, Pacific Biosciences of California, Inc. announced the initial commercial shipments of its PacBio RS Instrument, the Company’s first commercial product. A copy of the press release containing the announcement is included as Exhibit 99.2 and is incorporated herein by reference.

This information is intended to be furnished under Item 7.01 of Form 8-K, “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 27, 2011 titled “Pacific Biosciences of California Announces First Quarter Financial Results” (furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Press Release dated April 27, 2011 titled “Pacific Biosciences Begins Shipments of Commercial PacBio RS Systems” (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ SUSAN K. BARNES
Susan K. Barnes Senior Vice President and Chief Financial Officer

Date: April 27, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 27, 2011 titled “Pacific Biosciences of California Announces First Quarter Financial Results” (furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Press Release dated April 27, 2011 titled “Pacific Biosciences Begins Shipments of Commercial PacBio RS Systems” (furnished and not filed herewith solely pursuant to Item 7.01).

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